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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported):

September 6, 2000


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                              Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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
               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)


                                One Digex Plaza
                              Beltsville, MD 20705
                    (Address of principal executive offices)

                                 (249) 264-2000
                               (Telephone Number)
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ITEM 5.   Other Events

          On September 1, 2000, Intermedia Communications Inc. entered into a Merger Agreement (the "Merger Agreement") with WorldCom, Inc. The following complaints, attached hereto as Exhibits 99.1 through 99.8, have been filed in connection with the Merger Agreement and are incorporated herein.


ITEM 7.   Financial Statements and Exhibits

Exhibit   99.1  Yassin v. Intermedia Communications Inc., et al., 18290-NC
          99.2  Hug v. Intermedia Communications Inc., et at., 18289-NC
          99.3  Reiner v. Digex Inc., et al., 18297-NC
          99.4  Reynoldson v. Intermedia Communications Inc., et al., 18304-NC
          99.5  Prince v. Intermedia Communications Inc., et al., 19304-NC
          99.6  Kalabasa v. Digex Inc., et al., 18317-NC
          99.7  Steinberg, et ano, V. Ruberg, et al., 18297-NC
          99.8  Crandon Capital Partners v. Ruberg, et al., 18310-NC

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 18, 2000


                                    DIGEX, INCORPORATED
                                        (Registrant)


                                          /s/ TIMOTHY M. ADAMS
                                          -------------------------------------
                                              Timothy M. Adams
                                              Chief Financial Officer